UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2011

Investors Capital Holdings, Ltd.
 (Exact name of registrant as specified in its charter)

Delaware	333-43664	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East
Lynnfield, MA  01940
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Compensation Arrangements of Certain Officers

On November 22, 2011, (i) Registrant’s Chief Executive Officer, Timothy B. Murphy, and Registrant’s Chief Financial Officer, Kathleen L. Donnelly, voluntarily declined the grants of Registrant’s common stock totaling 100,000 and 48,000 shares, respectively, that had been granted by Registrant to them on October 26, 2011, which grants were reported in Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2011, and (ii) the stock grant agreements that had been executed in connection with said grants were terminated by the parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

	By:	/s/ Timothy B. Murphy
Timothy B. Murphy, Chief Executive Officer

Date: November 29, 2011

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